SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              TransNet Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                                 (908) 253-0500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 20, 2004

                             ----------------------

The Annual Meeting of Stockholders (the "Annual Meeting") of TransNet Corporation (the "Company" or "TransNet") will be held at the Company's offices, located at 45 Columbia Road, Branchburg, New Jersey 08876, on Thursday, May 20, 2004 at 10:00 a.m. local time, for the purpose of considering and acting upon the following matters:

       1.     Election of directors;

       2. Approval of a proposed amendment to the Company's Certificate of Incorporation to provide for a classified board of directors; and

       3.     Such other business as shall properly come before the Annual
              Meeting.

The close of business on April 7, 2004 has been fixed as the record date for determining the stockholders of the Company who shall be entitled to notice of, and to vote at the Annual Meeting.

The Board of Directors wants as many stockholders as possible to be represented in person or by proxy at the Annual Meeting. Consequently, we ask that you sign and return the enclosed proxy, whether or not you plan to attend the Annual Meeting. Please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your card without indicating how you want to vote, your proxy will be counted as a vote FOR the approval of the proposed amendment to the Company's Certificate of Incorporation to provide for a classified board of directors and FOR the election of directors. Even after you return the proxy card, you still have the power to revoke the proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

                                             By Order of the Board of Directors,

                                                              /s/ Steven J. Wilk
                                                              ------------------
                                                                  Steven J. Wilk
                                                                   PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

Branchburg, New Jersey
April 21, 2004

--------------------------------------------------------------------------------
                                 IMPORTANT NOTE

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the Annual Meeting and save the Company the expense and extra work of an additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy or voting your stock in person.
--------------------------------------------------------------------------------

                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                                 (908) 253-0500

                            ------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2004

                            ------------------------


PROXY STATEMENT

         This Proxy Statement of TransNet Corporation, a Delaware corporation ("TransNet" or the "Company"), is being sent in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 20, 2004 at TransNet's offices, located at 45 Columbia Road, Branchburg, New Jersey 08876 at 10:00 a.m., local time.

         The approximate date that this Proxy Statement and the enclosed proxy card are first being sent to stockholders is April 23, 2004. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended June 30, 2003, a copy of which accompanies this Proxy Statement.

         All proxies that are properly filled in, signed and returned to the Company prior to or at the Annual Meeting will be voted in accordance with the instructions thereon. A proxy may be revoked by any stockholder at any time before it is voted by delivering a written notice to the Company's Legal Counsel, submitting a signed proxy bearing a later date, or appearing in person and voting at the Annual Meeting. The Board of Directors has fixed the close of business on April 7, 2004 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof.

         The expenses of preparing, printing and mailing the proxy card and the material used in solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, the Company may use the services of some of its officers and regular employees (who will receive no additional compensation) to solicit proxies by telephone or in person. At present, the Company has no agreement with any firm to solicit proxies. The cost of soliciting proxies will be paid for by the Company. The Company may request that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

SECURITIES OUTSTANDING, QUORUM AND VOTING RIGHTS

         Only stockholders of record at the close of business on April 7, 2004 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had 4,774,804 shares of common stock, $.01 par value per share (the "Common Stock"), outstanding. The Company's sole issued and outstanding class of capital stock is the Common Stock. Each share of Common Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting.

         The presence in person or by proxy of a majority of the outstanding shares of Common Stock (at least 2,387,403 shares) is required to constitute a quorum necessary for the transaction of business at the Annual Meeting. The election of directors requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting. The affirmative vote of the majority of votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting is required for approval of the amendment to the Company's Certificate of Incorporation to provide for a classified board of directors.

         For the election of directors, withholding the vote as to all or specific nominees, which is the equivalent of abstaining, will have the practical effect as a vote "against" the proposal. For the amendment to provide for a classified board of directors, abstentions will have the same practical effect as a vote "against" the proposal.

         If a stockholder is the beneficial owner of shares held in "street name" by a bank or brokerage firm, such bank or brokerage firm, as the record holder of the shares, is required to vote those shares in accordance with such stockholder's instructions. If the stockholder does not give instructions to such bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to certain "discretionary" items, but will not be permitted to vote such stockholder's shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

         Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have no effect on either proposal because broker non-votes will not be considered votes cast or shares entitled to vote at the Annual Meeting.

         The Company's officers and directors owning and having the right to vote 890,700 shares representing approximately 16% of the outstanding shares of Common Stock have stated their present intention to vote their shares FOR the amendment to classify the Board of Directors into three classes and the nominees for election as directors.

VOTING AND REVOCATION OF PROXIES

            If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

            Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company's Corporate Legal Counsel, either by a later dated proxy signed and returned by mail or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each holder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and named executed officers individually, and (iii) all directors and officers of the Company as a group.

         The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has an economic interest.

NAME OF BENEFICIAL                  AMOUNT OF SHARES               PERCENT OF
OWNER                              BENEFICIALLY OWNED               CLASS (a)
-----                              ------------------               ---------

Steven J. Wilk (b)                      487,000 (c)                     8%
John J. Wilk (b)                        225,500 (d)                     4%
Jay A. Smolyn (b)                       133,000 (e)                     2%
Susan M. Wilk (b)                       108,200 (f)                     2%
Vincent Cusumano (b)                     17,000 (g)                      *
Earle Kunzig (b)                         20,000 (h)                      *
Raymond J. Rekuc (b)                     15,000 (i)                      *

All officers and directors               1,005,700                     21%
as a group (seven persons)

-----------------------------------------
*  Less than 1%.

(a) Based on 4,774,804 shares of the Company's Common Stock outstanding on the Record Date, plus 275,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days.

(b) The address of all officers and directors is 45 Columbia Road, Somerville, New Jersey 08876.

(c) Includes 100,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Company's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(d) Includes 50,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Company's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(e) Includes 50,000 shares that Mr. Smolyn is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Company's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(f) Includes 30,000 shares that Ms. Wilk is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(g) Includes 15,000 shares that Mr. Cusumano is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Company's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(h) Includes 15,000 shares that Mr. Kunzig is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Company's 2000 Stock Option Plan. The exercise price is $0.88 per share.

(i) Includes 15,000 shares that Mr. Rekuc is entitled to purchase upon the exercise of incentive stock options. The options were granted on March 4, 2001 under the Company's 2000 Stock Option Plan. The exercise price is $0.88 per share.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors had 1 regular meeting and 2 special meetings in fiscal 2003.

         The Board of Directors has established an audit committee and a compensation committee. Additional information concerning each of the committees and the directors serving such committees follows.

         The audit committee is responsible for review of the Company's auditing, accounting, financial reporting and internal control functions and for the selection, approval and recommendation of independent accountants to the Board of Directors. In addition, the audit committee is expected to monitor the quality of the Company's accounting principles and financial reporting as well as the independence of, and the non-audit services provided by, the Company's independent accountants. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached to this Proxy Statement as Appendix A. A report of the audit committee appears in this Proxy Statement. The audit committee is comprised of Messrs. Rekuc (Chairman), Cusumano and Kunzig, all of whom are independent directors in accordance with the definition of "independent director" established by the corporate governance rules of The Nasdaq National Market. (Although the Company's Common Stock is not quoted on the Nasdaq National Market, the Company has used the Nasdaq National Market's independence criteria in making this judgment in accordance with applicable SEC rules.) The audit committee held four meetings during the year ended June 30, 2003.

         The compensation committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's compensation of and other employment benefits for executive officers. The compensation committee is comprised of Messrs. Kunzig (Chairman), Cusumano and Rekuc. The compensation committee held two meetings during the year ended June 30, 2003.

         For the fiscal year ended June 30, 2003, each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which such director served.

         The Company does not have a nominating committee. The full Board of Directors performs the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the full Board of Directors is comprised of three independent directors and has the time and resources to perform the function of selecting board nominees.

         The Board of Directors will consider candidates recommended by stockholders, directors, officers and other sources for nomination as a director. In evaluating such recommendations, the Board of Directors will consider its needs and those of the Company and evaluate each director candidate in light of, among other things, the candidate's past experience and qualifications.

          In accordance with certain provisions contained in the Company's bylaws, a stockholder recommendation of a director candidate must be received no later than 60 days nor more than 90 days prior to the meeting. In the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. All such recommendations must, at a minimum, be accompanied by the following information:

     o   the stockholder's name and address;

     o   the number of shares owned by such stockholder; and

     o the candidate's biographical information, including name, residential and business address, telephone number, age, employment history (past and present), the number of shares of the company which are beneficially owned by such person, and any other information relating to such person that is required to be disclosed by the Company in the filings in makes with the SEC.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Any stockholder desiring to send communications to the Board of Directors or any individual director, may forward such communication to the Legal Counsel of the Company at the Company corporate offices. The Legal Counsel will collect and organize all such communications and forward them to the Board of Directors and any such individual director.

POLICY REGARDING ATTENDANCE AT ANNUAL MEETINGS

         The Company encourages, but does not require, directors to attend the annual meeting of stockholders. Last year all but one of the Company's directors attended the annual stockholders meeting.

BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is biographical information regarding directors and executive officers of the Company. Unless otherwise noted, each director has held the indicated position for at least five years.

       JOHN J. WILK*, 75, was the President and Chief Executive Officer of TransNet since its inception in 1969 until May 1986, when he was elected as Chairman of the Board of Directors.

       STEVEN J. WILK*, 46, has been the President and Chief Executive Officer of TransNet since May 1986. He was elected as a director of TransNet in April 1989.

       JAY A. SMOLYN, 47, has been employed at TransNet since 1976 and in April 1985 became Vice President, Operations. He was elected as a director of TransNet in March 1990.

       VINCENT CUSUMANO, 68, has served as a director of TransNet since 1977. He is the President and Chief Executive Officer of Cusumano Perma-Rail Corporation of Roselle Park, New Jersey, distributors and installers of exterior iron railings.

       EARLE KUNZIG, 64, has served as a director of TransNet director since 1976. He is Vice President of Sales and a principal of Hardware Products Sales, Inc., Wayne, New Jersey, a broker of used computer equipment and provider of computer maintenance services.

       RAYMOND J. REKUC, 57, has served as a director of TransNet since 1983. He is the principal of Raymond J. Rekuc, Certified Public Accountant, an accounting firm located in Washington Township, New Jersey. Mr. Rekuc is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

       SUSAN M. WILK* joined TransNet in November 1987 as Director of Administration, and was named Legal Counsel in 1994. She was elected a director of TransNet in March 1990. Prior to joining TransNet, Ms.Wilk was an attorney with the U.S. Securities and Exchange Commission and the Federal Home Loan Bank Board.

       * John J. Wilk, Chairman of the Board, is the father of Steven J. Wilk, a director and the President and Chief Executive Officer of the Company, and Susan M, Wilk, a director and Legal Counsel of the Company.

DIRECTORS' COMPENSATION

         Directors who are salaried employees receive no additional compensation for services as a director or as a member of any committee of the board of directors. Directors who are not officers or employees of the Company receive an annual retainer of $5,000. Such directors do not receive additional fees for their service on a committee of the board of directors. During fiscal 2003, the Company paid an annual retainer fee of $5,000 to each of its three outside directors.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or accrued by the Company during the three years ended on June 30, 2003, to its Chief Executive Officer and each of its other executive officers whose total annual salary and bonus for the fiscal year ended June 30, 2003 exceeded $100,000. All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation, in favor of the executive officers or directors of the Company and are generally available to all full-time salaried employees.

                           SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION                                      LONG-TERM
                                                                                               COMPENSATION
                        -----------------------------------------------  -----------------------------------------------------------
                                                                         SECURITIES
                             YEAR                                        UNDERLYING
NAME AND                     ENDED                          OTHER ANNUAL  OPTIONS/   RESTRICTED      LTIP       ALL OTHER
PRINCIPAL POSITION          JUNE 30,   SALARY       BONUS   COMPENSATION    SARS    STOCK AWARDS    PAYOUTS   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Wilk                2003    $300,000          $0      $0             0         0            $0           0
 PRESIDENT AND CHIEF          2002    $300,000     $40,678      $0             0         0            $0           0
 EXECUTIVE OFFICER            2001    $266,167     $32,880      $0       100,000         0            $0           0

Jay Smolyn                    2003    $165,000          $0      $0             0         0            $0           0
  VICE PRESIDENT              2002    $165,000     $31,475      $0             0         0            $0           0
  OPERATIONS                  2001    $163,166     $25,645      $0        50,000         0            $0           0


                        OPTION GRANTS IN LAST FISCAL YEAR

         No options were granted during fiscal 2003.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the named executive officer concerning the exercise of options during fiscal 2003 and the number and value of unexercised options held as of the end of fiscal 2003.


                                                                      NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                           UNDERLYING               IN-THE-MONEY
                                                                       UNEXERCISED OPTIONS        OPTIONS AT FISCAL
                             NUMBER OF                                 AT FISCAL YEAR END;            YEAR END;
 NAME OF EXECUTIVE        SHARES ACQUIRED                                 (EXERCISABLE/             (EXERCISABLE/
      OFFICER               ON EXERCISE        VALUE REALIZED ($)        UNEXERCISABLE)            UNEXERCISABLE)
      -------               -----------        ------------------        --------------            --------------
Steven J. Wilk                   0                      0                   100,000/0                $31,000/0
Jay A. Smolyn                    0                      0                    50,000/0                $15,500/0


EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

         TransNet has employment contracts in effect with Steven J. Wilk and Jay
A. Smolyn, both of which expire on June 30, 2008. Pursuant to the employment contracts, Steven J. Wilk's annual salary shall be "at least" $300,000 and Mr. Smolyn's salary shall be "at least" $165,000 or, in each case, such greater amount as may be approved from time to time by the Board of Directors. The contracts also provide for additional incentive bonuses to be paid with respect to each of the Company's fiscal years based upon varying percentages of the Company's consolidated pre-tax income exclusive of extraordinary items (3% of the first $500,000, 4% of the next $500,000, 5% of the next $4,000,000 and 6% of amounts in excess of $5,000,000 for Steven J. Wilk, and 2% of pre-tax income in excess of $100,000 to the first $500,000 and 3% in excess of $500,00 for Mr. Smolyn). Steven J. Wilk's employment contract provides for a continuation of full amount of salary payments for 6 months and 50% of the full amount for the remainder of the term in the event of illness or injury.

         In addition, the employment contracts contain terms regarding the event of a hostile change of control of the Company and a resultant termination of the employee's employment prior to expiration of the employment contract. These terms provide that Mr. Smolyn would receive a lump sum payment equal to 80% of the greater of his then current annual salary or his previous calendar year's gross wages including the additional incentive compensation multiplied by the lesser of five or the number of years remaining in the contract. In the case of Steven J. Wilk, the contract provides that in the event of termination of employment due to a hostile change in control, he may elect to serve as consultant at his current salary and performance bonus for a period of five years beginning at the date of the change in control, or he may elect to receive a lump sum payment which would be the greater of 80% of his then current salary or 80% of his previous year's gross wages times five. The contract for Mr. Smolyn provides that the Company may terminate his employment, with or without cause. If the termination is without cause, the Company shall pay him an amount equal to compensation payable for a period of one-half of the contract period remaining, not to exceed compensation for 18 months. Steven J. Wilk's employment agreement provides that should the Company terminate his employment (other than for the commission of willful criminal acts), he may elect to continue as a consultant to the Company at his then current compensation level, including the performance bonus, for the lesser of two (2) years or the remainder of the contract term or he may elect to receive a lump sum payment equal to eighty percent of his then current salary plus incentive bonus times the lesser of two (2) years or the remainder of the contract.

STOCK OPTION PLAN

         The Company has adopted a stock-based incentive compensation plan, the TransNet Corporation 2000 Stock Option Plan. The purposed of the Company's 2000 Stock Option Plan is to advance the interests of the Company and its stockholders by providing additional incentives to the Company's management and employees, and to reward achievement of corporate goals. The Stock Option Plan was originally approved by stockholders at the Annual Meeting of Stockholders in February 2000. The Stock Option Plan provides for the grant of both non-qualified stock options and incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as well as providing for the granting of restricted stock and deferred stock awards, covering, in the aggregate, 500,000 shares of the Company's Common Stock.

         Awards under the Stock Option Plan may be made or granted to employees, officers, Directors and consultants, as selected by the Board of Directors. The Stock Option Plan is administered by the entire Board of Directors.

RETIREMENT PLAN

         Effective March 1, 1995, the Company adopted a 401(k) plan covering all eligible employees. Under the terms of the 401(k) plan, participating employees may contribute pre-tax salary deferral into the 401(k) Plan and to direct the investment of these contributions. The Company matches up to 20% of the employee's contribution, not to exceed 4% of the employee's compensation. The Company's contribution for the year ended June 30, 2003 for its named executive officers was as follows: Steven J. Wilk $600 and Jay A. Smolyn $1,272.

                              CERTAIN TRANSACTIONS

         In December 2003, East Coast Property Management, LLC, ("East Coast"), a limited liability corporation owned by Steven J. Wilk and Jay A. Smolyn, purchased the property occupied by the Company and assumed the lease held by the former owner, under the same terms and conditions agreed to by the Company with the former owner, an unaffiliated third party. The annual rental payments to be made by the Company to East Coast in 2004 will be $165,719.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         During fiscal 2003, there were no compensation committee interlocks.

                      REPORT OF THE COMPENSATION COMMITTEE

         Compensation of the Company's executive officers is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive officer compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer's contribution to corporate performance. The compensation committee of the Board of Directors utilizes subjective criteria for evaluation of individual performance. The compensation committee of the Board of Directors focuses on two primary components of the Company's executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and incentive bonus compensation.

         The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. The Company has adopted the TransNet Corporation 2000 Stock Option pursuant to which the Board of Directors can award its executive officers non-qualified stock options and incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as well as grants of restricted stock and deferred stock awards. Executive officers may participate in group life and health plans if and when such plans are available generally to all employees. The compensation committee of the Board of Directors is satisfied that the Company's compensation for its executive officers, including awards of stock-based compensation under the TransNet Corporation 2000 Stock Option Plan, are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

         The compensation of the Company's Chief Executive Officer, Mr. Steven
J. Wilk, and Vice President - Operations, Mr. Jay Smolyn, for fiscal 2003 consisted of a base salary and incentive bonus based upon the Company achieving certain specified levels of pre-tax income. The determination by the compensation committee of the Board of Directors of Messrs. Wilk and Smolyn's remuneration is based upon methods consistent with those used for similarly situated officers. The compensation committee of the Board of Directors considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include Messrs. Wilk and Mr. Smolyn's leadership qualities and management skills, as exhibited by their respective innovations, time and effort devoted to the Company and other general considerations. The compensation committee of the Board of Directors also takes notice of comparable remuneration of other CEO's at similar companies. Based on the performance of the Company, the compensation committee of the Board of Directors believes that Messrs. Wilk and Mr. Smolyn's compensation was appropriate.



                                                         Earle Kunzig (Chairman)
                                                                Vincent Cusumano
                                                                Raymond J. Rekuc

                          REPORT OF THE AUDIT COMMITTEE

         The responsibilities of the audit committee are discussed under "Board of Directors and Committees" on page 4 of this Proxy Statement.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The responsibility of the audit committee of the Board of Directors is to monitor and oversee these processes.

         Consistent with the foregoing the audit committee:

               o We have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2003.

               o We have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

               o We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

         Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

               The undersigned members of the audit committee have submitted this report to the Board of Directors.


                                                     Raymond J. Rekuc (Chairman)
                                                                Vincent Cusumano
                                                                    Earle Kunzig

                        ACTION TO BE TAKEN AT THE MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Seven directors of the Company are to be elected at the Annual Meeting. Currently, directors are elected annually for a term of one year. If the proposal to approve a classified board is approved at this Annual Meeting, the directors will serve a term of three years, except for the initial terms of the Class I and Class II directors. (See Proposal Two - "Amendment to the Certificate of Incorporation to Provide for a Classified Board of Directors"). The Company's Board of Directors has proposed that the following seven nominees be elected at the Annual Meeting: John J. Wilk, Steven J. Wilk, Jay A. Smolyn, Vincent Cusumano, Earle Kunzig, Raymond J. Rekuc and Susan M. Wilk.

         The Company has no reason to believe that any of the nominees for the office of director will not be available for election as a director. If any of the nominees become unwilling or unable to accept nomination for election, however, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as management of the Company may recommend.

         If Proposal Two - "Amendment to the Certificate of Incorporation to Provide for a Classified Board of Directors" is approved by the stockholders, and if each of the seven nominees is elected, the Company's Board of Directors will be divided into three classes as follows:

     o CLASS I DIRECTORS: John J. Wilk and Vincent Cusumano, each of whom will serve until the next meeting of stockholders

     o CLASS II DIRECTORS: Earle Kunzig and Jay Smolyn, each of whom will serve for a two-year term

     o CLASS III DIRECTORS: Steven J. Wilk, Raymond J. Rekuc and Susan M. Wilk, each of whom will serve for a three-year term


VOTE REQUIRED

       The election of directors requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       The Company's Board of Directors recommends that each of the above nominees be elected as a director.

                                  PROPOSAL TWO

         AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR A
                         CLASSIFIED BOARD OF DIRECTORS

         The Company's Board of Directors has unanimously approved and recommended that stockholders approve an amendment to the Company's Certificate of Incorporation to provide for the classification of the Company's Board of Directors into three classes of directors with staggered terms of office. A copy of the proposed amendment to the Company's Certificate of Incorporation is attached to this Proxy Statement as Appendix B.

DESCRIPTION OF PROPOSAL

         Delaware law permits provisions in a company's certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors. The adoption of the proposed classified board amendment will classify the Company's Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected for a three-year term each year. One class would initially hold office for a one-year term of office expiring at our next annual meeting; another class would hold office in initially hold office for a two-year term, and another would initially hold office for three-year. (See Proposal One for the composition of each class of directors if this proposal is approved).

         This proposal is designed to assure continuity and stability in the Company's Board of Directors' leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business operations. This permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders. While the Company has not experienced such continuity problems in the past, the Company's Board of Directors wishes to ensure that this experience will continue.

         The Company's Board of Directors also believes that the classified board proposal will assist it in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company by making an attempted takeover of the Company more difficult. The proposal is not, however, in response to any effort of which the Company is aware to accumulate the Company's Common Stock or to obtain control of the Company, nor is it part of a plan by management to adopt a series of such amendments. Management has no current plans to propose other anti-takeover measure in future proxy solicitations. Rather the Company's Board of Directors wishes to protect stockholder investments in the Company by ensuring that unsolicited bidders will not be in a position to place undue pressure on the Company's Board of Directors or stockholders and that the ability of the Board of Directors to negotiate with any potential acquirer is from the strongest practical position, which is in the interest of all stockholders. If the proposal is approved, because only one of the three classes of a classified board will be elected annually, at least two annual stockholders' meetings, instead of one, will be required to effect a change in control of the Company's Board of Directors through the normal election process.

         Under Delaware law, the stockholders of a company with a classified board of directors may remove a director only "for cause" unless the company's certificate of incorporation provides otherwise. The proposal would also provide that directors may be removed during their terms only "for cause" and only by an affirmative vote of at least 50 percent in voting power of all shares of the Company entitled to vote generally in the election of directors, voting as a single class.

ADVANTAGES OF A CLASSIFIED BOARD

         The Company's Board of Directors believes that the staggered three-year term of a classified board, with its election of approximately one-third of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. As stated above, while the Company has not experienced any continuity problems in the past, the Company's Board of Directors wishes to ensure that this experience will continue. This permits more effective long-term strategic planning. In addition, the Company's Board of Directors believes that the proposal will assist it in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. The Company's Board of Directors believes that the existence of a staggered board will encourage any potential acquirer to negotiate directly with it, thereby giving it added leverage in such negotiations.

DISADVANTAGES

         Because of the additional time required to change control of the Company's Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Company's Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because the proposed classified board amendment will result in an increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Company's Board of Directors, even if the takeover bidder were to acquire a majority of our outstanding voting stock, it will tend to discourage certain takeover bids, perhaps including some takeover bids that stockholders may feel would be in their best interests. The proposed classified board amendment will also make it more difficult for the stockholders to change the composition of the Company's Board of Directors even if the stockholders believe such a change would be desirable.

EXISTING ANTI-TAKEOVER MEASURES IN THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS

         The Company's certificate of incorporation and bylaws contain other provisions that could have an anti-takeover effect, including the following:

     o   stockholders cannot call a special meeting of stockholders, and

     o   stockholders must give advance notice to nominate directors.

     The Company's Board of Directors also adopted a stockholder rights plan or "poison pill" in 1990. The stockholder rights plan is intended to protect stockholder interests in the event the Company is confronted with coercive or unfair takeover practices. The poison pill is triggered by, among other things, the acquisition by a person or group of beneficial ownership of 20% or more of the Company's outstanding shares or the commencement of a tender offer for 20% or more of the Company's outstanding shares. An acquirer who triggers the rights faces significant dilution of its interest in the Company. The stockholder rights plan may also impede a party seeking to acquire control of the Company.

VOTE REQUIRED

       The affirmative vote of the holders of a majority of votes cast at the Annual Meeting is required for approval of the amendment to the Company's Certificate of Incorporation to provide for a classified board of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       The Board of Directors recommends that stockholders vote FOR the amendment to the Company's certificate of incorporation to provide for a classified board of directors.

                             STOCK PRICE PERFORMANCE

Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock for the past five fiscal years, based on the market price of the Common Stock, with the cumulative total return of companies in the Russell 2000 and RDG Technology Composite Indices. The Company believes that the Russell 2000 Index, a leading index of small cap companies is more relevant to the Company than the S&P 500 Index and the S&P Information Technology Group, and has transitioned to this comparison.

           [The table below represents a chart in the printed piece.]

                                                       Cumulative Total Return
                              --------------------------------------------------------------------------
                                     6/98         6/99        6/00        6/01         6/02        6/03
TRANSNET CORPORATION               100.00       520.00      320.00      260.80       189.60      190.40
RUSSELL 2000                       100.00       101.50      116.04      116.80       106.67      104.92
RDG TECHNOLOGY COMPOSITE           100.00       148.63      201.61      135.58       102.59      108.57

INDEPENDENT PUBLIC ACCOUNTANTS

       The Audit Committee has appointed Moore Stephens, P.C., certified independent public accountants, as the Company's auditors for the fiscal year ending June 30, 2004. Moore Stephens has served as the Company's auditors since 1977. Representatives of Moore Stephens are not expected to be present at the Annual Meeting.

       The following table shows the fees paid or accrued by the Company for the audit and other services provided by Moore Stephens for fiscal 2003 and 2002:

                                                 2003                  2002
                                                 ----                  ----

       AUDIT FEES                               $59,300               $59,075

       AUDIT RELATED FEES                        $7,500                $2,000

       TAX FEES                                  $7,116                $9,000

       ALL OTHER FEES                                 0                     0

       TOTAL                                   $73, 916               $70,075


            The audit committee pre-approves all audit and permissible non-audit services provided to the Company by Moore Stephens. The non-audit services include audit-related services, tax services and other services.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2003, its officers, directors and beneficial owners of more than 10% of its shares of Common Stock timely complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Any stockholder proposals submitted pursuant to the SEC's Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2005 annual meeting of stockholders must be received by the Company on or before July 15, 2004. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to:
TransNet Corporation, 45 Columbia Road, Somerville, New Jersey 08876, Attention:
General Counsel.


      Stockholder proposals or director nominations to be presented at the 2005 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC's Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than sixty (60) prior to the Company's annual meeting of stockholders. For the Company's 2005 annual meeting of stockholders, the Company must receive such proposals and nominations no later than September 15, 2004. In the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2005 annual meeting was mailed or such public disclosure. Proposals must also comply with the other requirements contained in the Company's bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

OTHER MATTERS

       The Company does not know of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the proxies in accordance with their judgement on such matters.


                                             By Order of the Board of Directors,

                                                              /s/ Steven J. Wilk
                                                              ------------------
                                                                  Steven J. Wilk
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER



Branchburg, New Jersey
April 21, 2004

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

The Audit Committee will assist the Board of Directors in fulfilling the Board's oversight responsibilities relating to (i) the integrity of the Company's financial statements and the financial reporting process, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence and (iv) the performance of the Company's independent auditors. The Committee will ensure that there is free and open communication among the Committee, independent auditors, and management of the Company. The Committee will prepare the Report of the Audit Committee to be filed in the Company's annual proxy statement. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose. In carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the work of the Company's independent auditors.


The Committee will be annually appointed by the Board of Directors and will consist of at least three independent Directors. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members will be financially literate.


The Audit Committee will:

1. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board.

2. Appoint the Company's independent auditors, which may be subject to shareholders' approval. The Committee will provide oversight of the independent auditors. The Committee, together with the Board, shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The independent auditors are accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

3. Pre-approve all auditing services (including statutory audits and comfort letters in connection with securities offerings) as well as permitted non-audit services (including tax services) to be provided by the independent auditor. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full committee at its next scheduled meeting.

4. Obtain and review an annual report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.

5. Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and make a recommendation to the Board of Directors as to the inclusion of the annual audited financial statements in the Annual Report on Form 10-K.

6. Discuss with management of the Company and the independent auditors the quarterly earnings release, including financial information and earnings guidance provided to analysts and rating agencies as well as any matters required to be communicated to the Committee by the independent auditors.

7. Meet periodically with management to review the Company's major business and financial risk exposures and steps management has taken to monitor and control such exposures.

8. Meet separately with management and the independent auditors on a periodic basis.

9. Review with the independent auditor (i) any difficulties the auditor encounters in the course of their audit work, including any restrictions on the scope of the independent auditor's procedures or on access to requested information, and (ii) any significant disagreements with management.

10. Discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Discuss results of audits and review significant reports that are issued.

11. Discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls. The Committee will review only material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

12. The Committee will set clear hiring policies for employees or former employees of the independent auditors.

13. The Committee will also review annually Company processes and reports related to conflicts of interest, illegal acts, codes of conduct or ethics, complaints and related items.

14.  Perform an annual self-assessment of the Committee's effectiveness.

15. As required by law, ensure the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the Securities and Exchange Commission, other employees of the independent auditors) having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

16. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

17. Review and discuss with the independent auditors all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

18. Review and discuss with the independent auditors all critical accounting policies and practices to be used by the Company.

While the Committee has the responsibilities and powers set forth above, it is not the duty of the Committee to plan or conduct audits, and the Committee is not responsible for the preparation, content, integrity or objectivity of the Company's financial statements. These are the responsibility of management and the Company's independent public accountants. It is not the duty of the Committee to assure compliance with laws and regulations or the Company's rules, policies and procedures, or to conduct investigations.

                                   APPENDIX B

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

If stockholders approve Proposal No. Two in the attached proxy statement, a new
Article XI shall be added as follows:

The Board of Directors shall be divided into three classes, enumerated Class I, Class II, and Class III, as nearly equal in number of directors as possible, with the term of office of the directors of one class expiring each year. Each director shall be elected to serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2005, the directors first elected to Class II shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2006, and the directors first elected to Class III shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2007.

In the event of any change in the authorized number of directors, the Board of Directors shall apportion any newly created directorships to, or reduce the number of directorships in, such class or classes as shall, so far as possible, equalize the number of directors in each class.

Each director shall serve for a term continuing until the annual meeting of stockholders at which the term of the class to which he or she was elected expires and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Any vacancies in the Board of Directors for any reason, including any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors in such manner as is provided in the by-laws of this Corporation; and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

                              TRANSNET CORPORATION
          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Stockholders - May 20, 2004

The undersigned, a stockholder of TransNet Corporation (the "Company") hereby appoints John J. Wilk and Steven J. Wilk or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of TransNet Corporation to be held at 10:00 A.M. (local time) on Thursday, May 20, 2004, at TransNet Corporation, 45 Columbia Road, Branchburg, New Jersey 08876 and at any and all adjournments thereof. The undersigned directs that this Proxy be voted as follows:

1.  To elect directors for the ensuing year (Proposal One)

[ ] FOR all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: VINCENT CUSUMANO, EARLE KUNZIG, RAYMOND J. REKUC, JAY A. SMOLYN, JOHN J. WILK, STEVEN J. WILK, SUSAN WILK

(Instructions: To withhold authority for an individual nominee, write that nominee's name on the line provided.)

--------------------------------------------------------------------------------

2. To approve an amendment to the Certificate of Incorporation to provide for a classified board of directors.

[ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. In their discretion, on all other business that may properly come before the meeting.

[ ] AUTHORITY GRANTED    [ ] AUTHORITY WITHHELD

                                (Continued and To be Signed on the Reverse Side)

The Board of Directors recommends a vote FOR all of the foregoing. UNLESS OTHERWISE SPECIFIED AS ABOVE PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD.

Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States. Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement of the Board of Directors and Annual Report is acknowledged.

                                       Dated: ____________________________, 2004

                                       _________________________________________

                                       _________________________________________
                                               Signature of Shareholder


                                       Please  sign  exactly as name  appears on
                                       this Proxy.  If shares are  registered in
                                       more than one name, the signatures of all
                                       such persons are required.  A corporation
                                       should sign in its full corporate name by
                                       a duly  authorized  officer,  stating his
                                       title. Trustees, guardians, executors and
                                       administrators   should   sign  in  their
                                       official  capacity,   giving  their  full
                                       title as such. If a partnership, please sign in partnership name by authorized person.